EXHIBIT 10.1

FIRST AMENDMENT TO
REVOLVING CREDIT AGREEMENT

     THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT (this “Amendment”) is made and entered into as of the 27th day of January, 2003, by and among Waste Management, Inc., a Delaware corporation (the “Borrower”), Waste Management Holdings, Inc., a wholly-owned subsidiary of the Borrower (the “Guarantor”), Fleet National Bank (“Fleet”), Bank of America, N.A., JPMorgan Chase Bank, Deutsche Bank AG New York Branch, Citibank, N.A. and the other financial institutions listed on Schedule 1 to the Credit Agreement referred to below (collectively, the “Banks”) and Fleet, as administrative agent for the Banks (the “Administrative Agent”).

     WHEREAS, the Borrower, the Guarantor, the Banks and the Administrative Agent are party to a Revolving Credit Agreement, dated as of June 29, 2001 (as amended and in effect from time to time, the “Credit Agreement”), pursuant to which the Banks have extended credit to the Borrower on the terms set forth therein; and

     WHEREAS, the Borrower has requested that the Banks and the Administrative Agent amend certain provisions of the Credit Agreement as specifically set forth in this Amendment;

     NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

     1.     Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement.

     2.     Amendments to §9.2 of the Credit Agreement. Section 9.2 of the Credit Agreement is hereby amended by deleting the reference to the text “3:00:1.00” and inserting in lieu thereof the text “3.25:1.00”.

     3.     Representations and Warranties. The Borrower and the Guarantor jointly and severally represent and warrant as of the Effective Date as follows:

     (a)  The execution, delivery and performance of this Amendment and the Credit Agreement and the other Loan Documents, as amended hereby, and the transactions contemplated hereby and thereby (i) are within the corporate authority of the Borrower and the Guarantor, (ii) have been duly authorized by all necessary corporate proceedings on the part of the Borrower or Guarantor, (iii) do not conflict with or result in any material breach or contravention of any provision of law, statute, rule or regulation to which the Borrower or the Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to the Borrower or the Guarantor so as to materially adversely affect the assets, business or any activity of the Borrower and its Subsidiaries taken as a whole, and (iv) do not conflict with any provision of the corporate charter or bylaws of the Borrower or the Guarantor or any agreement or other instrument binding upon the Borrower or the Guarantor.

     (b)  The representations and warranties contained in Section 6 of the Credit Agreement are true and correct in all material respects as of the date hereof as though made on and as of the date hereof.

     (c)  No Default or Event of Default under the Credit Agreement has occurred and is continuing.

     4.     Effectiveness. This Amendment shall become effective upon the satisfaction of each of the following conditions (the “Effective Date”):

     (a)  This Amendment shall have been executed and delivered by the Borrower, the Guarantor, the Majority Banks and the Administrative Agent.

     (b)  The Administrative Agent shall have received, for the account of each Bank which executes and delivers its signature pages to the Administrative Agent, by 5:00 p.m. Boston time on January 27, 2003 in facsimile (to be followed by originals) or original form, an amendment fee equal to 0.02% of each such Bank’s Commitment.

     5.     Ratification, Etc. Except as expressly amended hereby, the Credit Agreement, the other Loan Documents and all documents, instruments and agreements related thereto are hereby ratified and confirmed in all respects and shall continue in full force and effect. The Guarantor hereby confirms that its guaranty of the Guaranteed Obligations contained in §28 of the Credit Agreement remains in full force and effect. This Amendment and the Credit Agreement shall hereafter be read and construed together as a single document, and all references in the Credit Agreement, any other Loan Document or any agreement or instrument related to the Credit Agreement shall hereafter refer to the Credit Agreement as amended by this Amendment.

     6.     GOVERNING LAW. THIS AMENDMENT SHALL, PURSUANT TO NEW YORK GENERAL OBLIGATIONS LAW §5-1401, BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK (WITHOUT REFERENCE TO CONFLICT OF LAWS).

     7.     Counterparts; Delivery by Facsimile. This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment, to the extent signed and delivered by means of a facsimile machine, shall be treated in all manner and respects as an original agreement or instrument and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party hereto, each other party hereto or thereto shall re-execute original forms hereof and deliver them to all other parties. No party hereto shall raise the use of a facsimile machine to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of a facsimile machine as a defense to the formation of a contract and each party forever waives such defense.

[Signatures on next page]

First Amendment

     IN WITNESS WHEREOF, each of the undersigned have duly executed this Amendment under seal as of the date first set forth above.

THE BORROWER

WASTE MANAGEMENT, INC

By:	/s/ Ronald H. Jones

Name: Ronald H. Jones
Title: Vice President & Treasurer

THE GUARANTOR

WASTE MANAGEMENT HOLDINGS, INC

By:	/s/ Ronald H. Jones

Name: Ronald H. Jones
Title: Vice President & Treasurer

By:	/s/ Lee A. McCormick

Name: Lee A. McCormick
Title: Assistant Treasurer

THE BANK AND ADMINISTRATIVE AGENT

FLEET NATIONAL BANK, individually and as Administrative Agent

By:	/s/ Timothy M. Laurion

Name: Timothy M. Laurion
Title: Managing Director

THE BANKS

JPMORGAN CHASE BANK

By:	/s/ Robert P. Kellas

Name: Robert P. Kellas
Title: Vice President

Signature page to First Amendment to the 5 Year Credit Agreement

BANK OF AMERICA, N.A

	By:	/s/ Brian D. Corum

Name: Brian D. Corum
Title: Managing Director

DEUTSCHE BANK AG, NEW YORK BRANCH AND/OR CAYMAN ISLANDS BRANCH

/s/ Ping Chen	By:	/s/ Jean M. Hannigan

Ping Chen		Name: Jean M. Hannigan
Associate		Title: Director

CITIBANK, N.A

	By:	/s/ David L. Harris

Name: David L. Harris
Title: Vice President

ABN AMRO BANK N.V

	By:	/s/ Terrence J. Ward

Name: Terrence J. Ward
Title: Senior Vice President

	By:	/s/ Peter J. Hallan

Name: Peter J. Hallan
Title: Vice President

THE BANK OF NOVA SCOTIA

	By:	/s/ William E. Zarrett

Name: William E. Zarrett
Title: Managing Director

Signature page to First Amendment to the 5 Year Credit Agreement

BARCLAYS BANK PLC

By:	/s/ John Giannone

Name: John Giannone
Title: Director

BNP PARIBAS

By:	/s/ Craig Pierce

Name: Craig Pierce
Title: Associate

By:	/s/ Aurora L. Abella

Name: Aurora L. Abella
Title: Vice President

CREDIT LYONNAIS NEW YORK BRANCH

By:	/s/ F. Frank Herrera

Name: F. Frank Herrera
Title: Vice President

PNC BANK, NATIONAL ASSOCIATION

By:	/s/ Deborah K. Breslof

Name: Deborah K. Breslof
Title: Vice President

ROYAL BANK OF CANADA

By:	/s/ Suzanne Kaicher

Name: Suzanne Kaicher
Title: Manager

BANK ONE, N.A

By:	/s/ Mike Kelly

Name: Mike Kelly
Title: Associate

Signature page to First Amendment to the 5 Year Credit Agreement

WACHOVIA BANK, N.A

By:	/s/ Anne L. Sayles

Name: Anne L. Sayles
Title: Director

TORONTO DOMINION (TEXAS), INC

By:

Name:
Title:

WESTLB AG, NEW YORK BRANCH

By:	/s/ Duncan M. Robertson

Name: Duncan M. Robertson
Title: Director

By:	/s/ Salvatore Battinelli

Name: Salvatore Battinelli
Title: Managing Director, Credit Department

THE FUJI BANK, LIMITED

By:

Name:
Title:

MIZUHO CORPORATE BANK LIMITED

By:

Name:
Title:

Signature page to First Amendment to the 5 Year Credit Agreement

THE DAI-ICHI KANGYO BANK, LTD., NY BRANCH

By:

Name:
Title:

COMERICA BANK

By:	/s/ Carol S. Geraghty

Name: Carol S. Geraghty
Title: Vice President

THE BANK OF NEW YORK

By:	/s/ David T. Sunderwirth

Name: David T. Sunderwirth
Title: Vice President

CREDIT SUISSE FIRST BOSTON

By:	/s/ Joseph J. Adipietro

Name: Joseph J. Adipietro
Title: Director

By:	/s/ Doreen B. Welch

Name: Doreen B. Welch
Title: Associate

LEHMAN COMMERCIAL PAPER INC

By:	/s/ Suzanne Flynn

Name: Suzanne Flynn
Title: Authorized Signatory

MELLON BANK, N.A

By:	/s/ Louis E. Flori

Name: Louis E. Flori
Title: Vice President

Signature page to First Amendment to the 5 Year Credit Agreement

MERRILL LYNCH BANK USA

By:	/s/ Louis Alder

Name: Louis Alder
Title: Vice President

SUNTRUST BANK

By:	/s/ Shona Adams Holden

Name: Shona Adams Holden
Title: Vice President

PB CAPITAL CORPORATION

By:

Name:
Title:

THE MITSUBISHI TRUST AND BANKING CORPORATION

By:

Name:
Title:

Signature page to First Amendment to the 5 Year Credit Agreement

HIBERNIA NATIONAL BANK

By:

Name:
Title:

TAIPEIBANK, NEW YORK AGENCY

By:	/s/ Sophia Jing

Name: Sophia Jing
Title: G.M. & V. P.

Signature page to First Amendment to the 5 Year Credit Agreement